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Exhibit 10.23

AMENDMENT NO. 1
TO THE PLACER CAPITAL CO. 1999 STOCK OPTION PLAN

    The Placer Capital Co. 1999 Stock Option Plan (the "PCC Plan") of Placer Capital Co. ("PCC"), a wholly-owned subsidiary of the Company, is hereby amended as follows effective September 18, 2001:

1.
A definition of the term "Affiliate" be, and it hereby is, added to the Plan to read as follows:

      "Affiliate" shall mean any corporation, partnership or limited liability company which controls, is controlled by, or is under common control with, the Company. A corporation, partnership or limited liability company that attains the status of an Affiliate on a date after the adoption of the Plan shall be considered an Affiliate commencing as of such date."

2.
Each reference in the Plan to the term "Subsidiary" prior to this amendment is changed to refer to the term "Affiliate".

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  Exhibit 10.23
AMENDMENT NO. 1 TO THE PLACER CAPITAL CO. 1999 STOCK OPTION PLAN